Exhibit 99.1

Black Energy Oil & Gas Corp.

 (As “Purchaser”)

AND

Heavy Earth Resources Inc.

  (As “Seller”)

Share Purchase Agreement

Dated August 28, 2013

THIS AGREEMENT made the 28th day of August, 2013,

Between:

Black Energy Oil & Gas Corp., a company incorporated under the laws of Panama (“Purchaser”),

And:

Heavy Earth Resources Inc. a company incorporated under the laws of the State of Florida, in the United States of America ( “Seller,” and with Purchaser each a “Party” and collectively the “Parties”).

WHEREAS:

a.
Seller is, and will immediately prior to the Closing (as defined in Clause 6) be, the registered and beneficial owners of Deep Core Inc. (the “Shares”) in the capital of Deep Core Inc., a Cayman Island corporation (“DCCI”).

b.	Purchaser desires to acquire from Seller the Shares, on the terms and conditions set forth in this Agreement.

c.
DCCI currently owns 99.675% (the “DCCI Percentage”) of the issued and outstanding share capital of DCX SAS, formerly known as Petropuli S.A.( “DCX”), with the remaining 0.325% held by InversionesVisar & Cia., S. en /c,m , a Colombia sociedad en comandita company (the “IV Percentage”).

d.
On May 31, 2005, The National Agency of Hydrocarbons of the Republic of Colombia (Agencia Nacional de Hidrocarburos or “ANH”) and Petropuli  now known as DCX, S.A.S.(“DCX”),DCX entered into the Morichito Exploration and Production Contract (the “E&P Contract”) with respect to the the Morichito Block (the “Block”).

e.	DCX is qualified and approved as the exploration and production operator of the Block (the "Business").

f.
On March 6, 2009, pursuant to a participation agreement by and between DCX and Golden Oil Colombia Corp., a branch in Colombia of a corporation validly incorporation and existing under the laws of Panama (“Golden Oil”), and dated as of March 6, 2009 (the “GO Participation Agreement”), DCX granted Golden Oil a 35% participating interest in the E&P Contract (the “GO Interest”).

g.
On April 13, 2009, pursuant to a participation agreement by and between DCX and Green Power Sucursal Colombia, a branch in Colombia validly incorporated and existing under the laws of Panama (“Green Power”), and dated as of April 28, 2009 (the “GP Participation Agreement”), DCX granted Green Power a 15% participating interest in the E&P Contract (the “GP Interest”).

h.
On April 28, 2009, DCX, Golden Oil and Green Power, in order to define and regulate their respective rights and obligations under the E&P Contract, entered into a joint operating agreement dated as of April 27, 2009 (such agreement, together with the GO Participating Agreement and the GP Participating Agreement, collectively the “Morichito Agreements”).

i.
Although DCX remains the holder of record of the Interests before the ANH, as a result of the Morichito Agreements, DCX presently holds only 50% participating interest in the E&P Contract (the “DCX Interest,” and with the GO Interest and the GP Interest, collectively the “Interests”).

j.
The Interests are subject to a net production royalty (over riding royalty) equal to 2.67% of the sale of petroleum on which royalty is based produced from the Block, net of all costs and expenses, payable to Petropuli original shareholders pursuant to a previously executed agreement entered into by and between DCX and Carlos Amezquita, Edgar Laverde, Antonio Garzon and dated as of June 13, 2008  (the “Royalty”).

k.
The Parties agree that Seller will retain through Deep Core Energy Colombia (BARBADOS) CORP, (Deep Core Barbados) a corporation incorporated under the laws of Barbados, a wholly owned subsidiary of Seller a 15% participating interest in the E&P Contract through a private agreement to be entered into between Deep Core Barbados and DCX SAS on or before the Closing, so such that from and after the Closing, Purchaser will have the rights to 35% Participating interest in the  E&P Contract of the Interests (the “DCX Interest”) and Deep Core Barbados while Seller will have the rights to 15% Participating Interest in the E&P Contract of the Interests (the “Seller Interest”).

l.
The Purchaser is willing through DCX to hold in trust and for the benefit of Deep Core Barbados said 15% Participating Interest in the E&P Contract until such time as the ANH approves the formal transfer of said interest and grants legal title of record to Deep Core Barbados of its designee.

m.
Although DCX SAS will continue to be the holder of record of 100% Participating Interest in the E&P Contract and the Block before the ANH after the Closing of the transaction contemplated herein, as between the Parties, the Purchaser will indirectly hold through DCX SAS only a 35% Participating Interest in the E&P Contract, the Block and the Morichito Agreements and Deep Core Barbados will hold the remaining 15% Participating Interest in the E&P Contract, the Block, and  the Morichito Agreements.

NOW THEREFORE this Agreement witnesseth that in consideration of the premises contained herein, the Parties agree as follows:

1.
Purchase of Shares.  Subject to the terms and conditions herein, Purchaser agrees to purchase from Seller, and Seller agrees to sell and transfer to Purchaser, the Shares, for a total consideration of One Million Five Hundred Thousand United States Dollars (USD 1,500,000) (the “Purchase Price”), and in connection therewith, Purchaser shall assume any and all past, present, known or unknown liabilities of DCCI and DCX from and after the Closing.

2.
Participating Interest in the E&P Contract. The Parties agree that Seller will retain the Seller Interest through Deep Core Energy Colombia (BARBADOS) CORPCorp., a corporation incorporated under the laws of Barbados and wholly owned subsidiary of Seller Deep Core Barbados (“DCB”) a corporation incorporated under the laws of Barbados,  a wholly owned subsidiary of Seller a 15% Participating Interest in the E&P Contract through , pursuant to a private agreement to be entered into between DCB and DCX SAS on or before the Closing, so such that from and after the Closing, the Purchaser will hold indirectly , through DCX SAS, a 35% Participating interest in the  E&P Contract the DCX Interest and while DCB will hold, also through DCX, 15% Participating Interest in the E&P Contract the Seller Interest. It is the agreement of the Parties that by virtue of this Agreement, Purchaser shall only acquire indirectly a 35% Participating Interest in the E&P Contract.

3.
Obligation of Purchaser to Hold Seller Interest in Trust. Purchaser shall through DCX hold in trust and for the benefit of DCB the Seller Interest until such time as the ANH approves the formal transfer of, and grants legal title of record for, the Seller Interest to DCB or its designee.  Until then, Purchaser, through DCX, shall hold legal title to the Seller Interest and represent DCB in connection therewith, and receive and transfer all proceeds, benefits and advantages accruing in respect of the Seller Interest for the sole benefit, use and enjoyment of DCB or its designee.

After the Closing Date (as defined in Clause 6), Purchaser shall, at Seller’s written request, cause DCX to seek formal approval from the ANH  to transfer and assign the Seller Interest to and in favor of DCB or its designee (the “Government Approval”). Once the Government Approval is obtained, Purchaser shall cause DCX to transfer the legal title of record of the Seller Interest to DCB or its designee accordingly.

If the Government Approval is not obtained for whatever reason as provided herein, Purchaser shall cause DCX to reapply for the Governmental Approval as many times as is reasonably required until such time the ANH makes a definitive and final rejection thereof.

Nonetheless, it is expressly agreed that (a) if the ANH fails for any reason to issue the Government Approval, or (b) the ANH imposes conditions for the Government Approval in excess of those which are usually imposed in similar circumstances or which Government Approval contains unusual and onerous conditions which DCB is not willing to accept, DCB shall nonetheless continue to have all rights to the Seller Interest.

4.
Obligation to Comply with E&P Contract and Morichito Agreements.  Except as provided under Clause 5 below, from and after the Closing until the Government Approval is issued and title of record to the Seller Interest is transferred to DCB or its assignees, the Parties shall fully abide by the terms of the E&P Contract, the Morichito Agreements and this Agreement in proportion to their respective percentage of the Interests as provided herein.

5.
Purchaser Carry Obligations of Cost associated to Exploration and Exploitation Activities.  Purchaser agrees to cause DCX to conduct all exploration activities included in the Exploration Program and the Additional Exploration Program for phase 1  and such exploitation activities necessary to commence production of the existing discovery under the E&P Contract, all as set forth in Schedule B attached hereto (“Schedule B”), as may be amended from time to time by the mutual agreement of the Parties and approved by the ANH , and Purchaser shall pay 100% of all costs and expenses for such exploration activities from and after the Closing Date.

Accordingly Purchaser shall pay 100% of the costs of the exploration and exploitation activities identified in the E&P Contract for phase 1, and any exploitation activities required to commence production of the existing discovery and one additional well as defined by Schedule B and all activities directly related thereto, up to and including an amount equal to United States Dollars (US $10,000,000). The parties agree that the activities that the Purchaser shall pay 100% up to the foregoing amount and thus carry DCB otherwise proportional share of expenditures corresponding to its 15% Participating Interest as defined by Schedule B.

The Parties agree that any and all cost in excess of the foregoing amounts shall be paid by Purchaser through DCX and DCB in proportion to their Participating Interest share of costs incurred under the Contract and the Morichito Agreements.  Farmee and Farmor shall have the right to audit all costs and payments made under terms and conditions of this Agreement in accordance with the Morichito Agreements.

For the sake of clarity, from and after the Closing Date, Seller through its wholly owned subsidiary, DCB will retain a 15% Participating Interest in the E&P Contract which will include a carried interest as described in Schedule B paid by Purchaser in the foregoing Exploration and Exploitation activities up to an amount equal to_US $10,000,000 Dollars of the United States of America. However, the costs for all activities other than the foregoing shall be borne by the Parties in proportion to their participating interest, that is, 35% by Purchaser through DCX, and 15% by Seller through DCB, or as determined by the Morichito Agreements pursuant to any non-consent or sole-risk provisions.

The Parties agree that in the event that Purchaser fails to comply with any of its  obligations established under this clause, Purchaser shall be obligated to transfer and assign the Shares to Seller for no additional consideration.  Upon Purchaser’s breach hereof and Seller’s notice to Purchaser, Purchaser shall immediately transfer and assign the Shares to Seller, and execute any and all documents as may be necessary under applicable laws of the Cayman Islands in connection therewith.

6.
Closing.  Subject to the satisfaction or waiver of the conditions set forth in Clause 7, the purchase and sale of the Shares shall take place at a closing (the “Closing”) on or before August 26 2013 (the “Closing Date”), at the offices of Seller's solicitors in the Cayman Islands or remotely in Bogota, Colombia, or such other location as the Parties shall mutually agree.

7.	Conditions Precedent. The obligations of each Party hereunder in connection with the Closing are subject to the following conditions being met:

a.	The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the other Party contained herein;

b.	All obligations, covenants and agreements of the other Party required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

c.	The delivery by the other Party of the items attributable to such Party as set forth in Clause 8 hereof.

8.	Closing Deliverables.

8.1	On the Closing Date, Seller shall execute and deliver or cause to be executed and delivered to Purchaser the following:

a.
Properly executed irrevocable stock transfer powers for the transfer of the Shares to Purchaser and/or its designees vesting Purchaser and/or its designees with good and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances of any kind;

b.
Letters of resignation from the current directors and officers of DCCI, which resignations shall take effect on the Closing Date concurrently with the appointments of the new directors and officers as provided in  Sub-clause c below;

c.
Resolutions duly adopted by the board of directors of DCCI approving the appointments of  Nohora Helena Sterling Osorio, Norma Constanza Sterling, Nemesio Sterling to serve as DCCI’s Director Presidente, Director Secretario and Director Tesorero, effective as of the resignations provided in Sub-clause b above;

d.
All corporate records, board minutes and resolutions, tax and financial records, agreements, seals and any other information or documents reasonably requested by Purchaser with respect to DCCI that are in Seller’s possession; and

e.	Such other documents, consents, instruments of transfer and evidence of corporate decisions as are reasonably necessary to vest in Purchaser all right, title and interest of Seller to the Shares.

8.2	On the Closing Date, Purchaser shall execute and deliver or cause to be executed and delivered to an agreed upon escrow account:

a.
Purchaser will create an escrow account with the objective of paying the debts established in Schedule A; the initial amount of the escrow  account will be 2.500 million Colombian Pesos, This amount is accepted by seller.

b.	Such other documents as Seller may reasonably request in connection with the transactions contemplated by this Agreement including the Pagare

9.	Representations and Warranties.

9.1	Seller hereby makes the following representations and warranties to Purchaser, as of the date hereof and as of the Closing Date:

a.
Seller is the record and beneficial owner of and has good and marketable title to the Shares and has sole power over the disposition of the Shares and that: (i) the Shares are free and clear of any liens, claims, security interests, encumbrances, pledges, charges and restrictions of any kind, except for restrictions on transfer imposed by applicable securities laws; and (ii) the Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by such Seller except pursuant to this Agreement.

b.	Seller has all requisite power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated herein.

c.	The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action of Seller.

d.	This Agreement has been duly executed and delivered by Seller and constitutes a valid and legally binding obligation of Seller, enforceable against it in accordance with its terms.

e.
Neither the execution, delivery or performance by Seller of this Agreement, nor the consummation by it of the transactions contemplated hereby, do or will conflict with or result in a violation of any provision of the charter, bylaws or other governing instruments of Seller, nor violate any laws applicable to Seller.

f.
Except for the foregoing representations and warranties, Seller makes no other representation or warranty whatsoever in regards to DCCI, the Shares, DCX, the Business, the Block, the Morichito Agreements or the Interests. The purchase and sale contained in this Agreement is on an “as is, where is” basis in regards to DCCI, the Shares, DCX, the Business, the Block, the Morichito Agreements and the Interests.

9.2	Purchaser hereby makes the following representations and warranties to Seller, as of the date hereof and as of the Closing Date:

a.
Purchaser has completed, to its satisfaction, due diligence of DCCI, the Shares, DCX, the Business, the Block, the Morichito Agreements and the Interests, and has knowingly assume all past, present and future liabilities of DCCI, and DCX, whether know or unknown. Seller has not received or relied in any representation or warranty from Seller, other than those representations and warranties under clause 9.1.

b.
Purchaser fully recognizes and understands that the Purchase and Sale contained under this Agreement is on as is where is basis in regards to DCCI, the Shares, DCX, the Business, the Block, the Morichito Agreements and the Interests

c.	Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated herein.

d.	The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action of Purchaser.

e.	This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms.

f.
Neither the execution, delivery or performance by Purchaser of this Agreement, nor the consummation by it of the transactions contemplated hereby, do or will conflict with or result in a violation of any provision of the charter, bylaws or other governing instruments of Purchaser, nor violate any laws applicable to Purchaser.

10.	Covenants of the Parties.

10.1
From and after the Closing, Purchaser shall take all actions necessary to maintain the viability of the Business and the operations thereof, including, without limitations: (a) the payments of any and all past, present and future liabilities of DCCI and/or DCX, whether known or unknown, including but not limited to those set forth on Schedule A attached hereto (“Schedule A”), or otherwise causing the resolution and/or the discharge thereof, and (b) the performance of such exploration and drilling activities at the Block as set forth on Schedule B.

10.2
Seller shall apply its entire proceeds of the Purchase Price to pay for such portion or portions of costs and expenses relating to or arising from exploration and/or drilling of the Block attributable to the Seller Interest.

10.3
From the date of acceptance of this Agreement until the Closing Date, Seller will cause the Business to be carried out in the ordinary and usual course, and will confer regularly with Purchaser regarding the status and condition of the Business.

10.4
In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each Party shall take such further action (including the execution and delivery of such further instruments and documents) as the other Party reasonably may request, all at the sole cost and expense of the requesting Party.  In this connection, for a period of thirty-six months after the Closing Date, Purchaser hereby agrees to provide Seller with such cooperation, information and documents as Seller reasonably may request of Purchaser in connection with Seller’s filing of any document with the United States Securities and Exchange Commission, FINRA or any other governmental authorities relating to any period occurring on or prior to the Closing Date.

11.
Right of First Refusal. If Purchaser proposes to transfer, or cause to be transferred, any of the Shares, the DCCI Percentage or the DCX Interest (net of the Deep Core Barbados´s 15% Participating Interest) to a bona fide third party purchaser (a “Transfer”), then Purchaser shall promptly give written notice (the “Transfer Notice”) to Seller at least thirty (30) business days prior to the closing of such Transfer.  The Transfer Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the nature of such Transfer, the consideration to be paid, the name and address of each prospective purchaser or transferee and other material terms.  Seller shall have the right, exercisable upon written notice to Purchaser (the “Purchase Notice”) within ten (10) business days after the delivery of the Transfer Notice, to purchase the Shares, DCCI Percentage or DCX Interest as described in the Transfer Notice.  The Purchase Notice shall state the amount of such Shares, DCCI Percentage or DCX Interest that Seller wishes to purchase, which Seller shall purchase at a price equal to the product of (a) a fraction of which the numerator shall be the amount of the Shares, DCCI Percentage of DCX Interest that Seller wishes to purchase, and the denominator shall be the total amount of the Shares, DCCI Percentage or DCX Interest then held by Purchaser, as the case may be.

12.	Indemnity.

12.1
Seller shall indemnify and hold harmless Purchaser and its affiliates, officers, directors, managers, equity holders, parents, subsidiaries, partners, employees, agents and representatives, and any person claiming by or through any of them, against and in respect of any and all claims, costs, expenses, damages, liabilities, losses or deficiencies (including reasonable attorneys’ fees and other costs and expenses incident to any suit, action or proceeding) (“Damages”) arising out of, resulting from, or incurred in connection with: (a) any inaccuracy or breach in any representation or warranty made by Seller in this Agreement; and  (b) the breach by Seller of any covenant or agreement to be performed by it hereunder;

12.2
Purchaser shall indemnify and hold harmless Seller and its affiliates, officers, directors, managers, equity holders, parents, subsidiaries, partners, employees, agents and representatives, and any person claiming by or through any of them, against and in respect of any and all Damages arising out of, resulting from, or incurred in connection with: (a) any inaccuracy or breach in any representation or warranty made by Purchaser in this Agreement; (b) the breach by Purchaser of any covenant or agreement to be performed by it hereunder; (c) Purchaser’s expenses in connection with this Agreement and the transactions thereunder, (d) any and all past, present and future  liabilities of DCCI or DCX, whether know or unknown, including but not limited to those set forth on Schedule A; and (e) any litigation or other legal proceeding of any nature against Purchaser in connection with or arising from or related to DCCI, the Shares, DCX, the Business, the Block, the Morichito Agreements or the Interests, whether commenced, or filed in respect of claims arising or accruing, before or after the Closing Date.

13.	Other Provisions

13.1
This Agreement shall be governed by and construed in accordance with the domestic laws of the Cayman Islands without giving effect to any choice or conflict of law provision or rule (whether of the Cayman Islands or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Cayman Islands.

13.2
This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that Seller may (i) assign any or all of its rights and interests hereunder to any of its subsidiaries and (ii) designate one or more of such affiliates to perform its obligations hereunder.

13.3
This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.  Neither Party has (through any of their respective agents, representatives or employees) relied upon any representation from the other Party, other than those representations contained in this Agreement.

13.4
No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties.  No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

13.5
Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

13.6
Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email (if designated) prior to 5:00 p.m. (San Francisco, California local time) on a business day with electronic confirmation of delivery, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or email (if designated) on a day that is not a business day or later than 5:00 p.m. (San Francisco, California local time) on any business day, (c) one business day following the date of overnight delivery, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the Party to whom such notice is required to be given (or actual delivery to such Party’s address of record).  The addresses for such notices and communications are as follows, or such other address as may be designated in writing hereafter, in the same manner, by such Party:

To Purchaser:

Calle 10 No. 36-96 Cali. (Colombia)
Attn: Nhora Helena Sterling Osorio
Facsimile: (57-2) 5222198
Email: nora@mys-oilfield.com

To Seller:

625 Second Street, #280
San Francisco, California 94107
Attn: Anthony J. Ives
Facsimile: (415) 813-5079
                              Email: a.ives@heavyearthresources.com

13.7	The schedules and exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.

PURCHASER:

Black Energy Oil & Gas Corp.

By:           /s/ Nhora Helena Sterling Osorio__
Nhora Helena Sterling Osorio
President

SELLER:

Heavy Earth Resources, Inc.
A Florida corporation

By:           /s/ Anthony J. Ives_____________
Anthony J. Ives
Chief Financial Officer

SCHEDULE A

LIABILITIES OF DCCI AND DCX

The following list of liabilities is for reference purposes only and it is not intended to limit in any way Purchaser´s assumption of any and all past, present and future liabilities of DCCI and DCX SAS as provided under This Agreement:

Schedule # A
DCX - CUENTAS POR PAGAR AL 30 DE JUNIO DE 2013

TERCERO	PESOS	USD
PASIVOS ESTIMADOS POR PAGAR (*)	-2,926,044,255.42	-1,523,981.38
WEATHERFORD	-1,025,358,916.81	-534,041.10
MARIÑO SANCHEZ ROLFER	-769,652,566.80	-400,860.71
CIMS OILFIELD SERVICES SAS	-671,077,528.00	-349,519.55
PC WORLD OIL COMPANY	-655,434,132.63	-341,371.94
SISMOPETROL S.A	-651,508,492.84	-339,327.34
DIAN IMPUESTOS POR PAGAR	-456,638,000.00	-237,832.29
OP. CONJUNTA ( GARANTIAS ANH)	-394,104,247.00	-205,262.63
ACEITES MANUELITA	-278,602,961.00	-145,105.71
FALCK SERVICES LTDA	-217,920,458.91	-113,500.24
NORTON ROSE	-213,880,320.00	-111,396.00
PETROTIGER SERVICES	-150,001,382.75	-78,125.72
GESCA CORP	-148,295,587.88	-77,237.29
COMPAÑIA GEOFISICA LATINOAMERICANA	-141,252,989.00	-73,569.27
HARDIN INTERNAT PROCESS.INC	-131,388,960.77	-68,431.75
DIAN RETENCIONES	-127,547,416.14	-66,430.95
ERAZO VALENCIA S.A.	-106,153,225.80	-55,288.14
INVERSIONES TORROLEDO S.A	-94,280,148.00	-49,104.24
DRIFT S.A.	-90,880,000.00	-47,333.33
A&CO AUDITORIA CONSOLTORIA Y A	-88,200,000.00	-45,937.50
NOMINA POR PAGAR	-80,054,060.00	-41,694.82
ANGULO GUTIERREZ GIOVANNI	-71,235,780.00	-37,101.97
ZIGMA PETROLEUM SERVICES S.A.	-69,190,360.00	-36,036.65
PRESTACIONES SOCIALES POR PAGAR	-58,373,660.67	-30,402.95
SANCLEMENTE FERNANDEZ ASOCIADOS	-55,763,500.58	-29,043.49
OMNITEMPUS LTDA	-54,055,558.00	-28,153.94
PILA (SEGURIDAD SOCIAL)	-53,498,893.00	-27,864.01
NOREÑA BENITEZ DANILO ENRIQUE	-50,337,330.00	-26,217.36
KPMG	-46,682,212.00	-24,313.65
OTRAS CxP (paz y salvo EPIS-ANH)	-41,042,432.00	-21,376.27
CAMEL INGENIERIA Y SERVICIOS LTDA	-39,285,671.00	-20,461.29
INVERSIONES VISAR	-39,000,000.00	-20,312.50

ACOSTA GARAVITO MAURICIO	-38,632,441.00	-20,121.06
BLINSECURITY DE COLOMBIA LTDA	-38,064,000.00	-19,825.00
MATERIALES Y CONSTRUCCION	-36,536,102.57	-19,029.22
CHAMPION TECHOLOGIES INC	-35,180,134.00	-18,322.99
PERTEMCO LTDA	-33,068,039.00	-17,222.94
RODRIGUEZ MANUEL	-32,135,562.00	-16,737.27
ARBOLEDA SALAZAR FERNEY	-23,199,996.00	-12,083.33
FIDUPETROL	-21,875,730.00	-11,393.61
GALINDO VILLAREAL NUMAN	-19,493,798.83	-10,153.02
COINSA LTDA.	-13,335,262.50	-6,945.45
ILAM C.I.S.A.	-11,930,100.00	-6,213.59
VANOCO CONSULTING LTDA	-11,504,917.89	-5,992.14
ANDRES NAVARRO	-11,376,944.60	-5,925.49
TORRE EMPRESARIAL LA CABRERA P	-11,276,709.00	-5,873.29
AFA CONSULTORIA SAS	-10,666,385.00	-5,555.41
ZARATE PARADA ROMULO	-7,849,111.85	-4,088.08
SECRETARIA DE HACIENDA DE BOGOTA	-4,866,737.43	-2,534.76
HEALTH AND QUALITY SALUD	-4,564,000.00	-2,377.08
FUNDACION VALORES AMBIENT	-4,410,000.00	-2,296.88
SERVICES JOB AND CONTRUCTIONS	-4,200,000.00	-2,187.50
CASTANEDA SAWYER ALEJANDRO	-3,916,530.00	-2,039.86
CYDHEM S.A.	-3,527,618.51	-1,837.30
RODRIGUEZ PAEZ ALBERTO	-3,322,453.00	-1,730.44
AMBITEST LTDA	-3,003,000.00	-1,564.06
PETROFILE SAS	-2,887,500.00	-1,503.91
SALINAS G CARLOS ORLANDO	-2,885,160.60	-1,502.69
ROMERO DAZA SONIA DEL PILAR	-2,376,816.00	-1,237.93
EMPRESA DE TELEFONOS DE BOGOTA	-2,029,290.00	-1,056.92
TSMT TRASPOTES Y COMERCIALIZAD	-2,026,500.00	-1,055.47
VARGAS AVENDA CESAR AUGUSTO	-1,904,000.00	-991.67
CALMENA ENERGY SERVICES BAR	-1,841,185.49	-958.95
MONCAYO PEÑA DIANA DEL R	-1,782,652.00	-928.46
NARANJO RIVERA ADAN	-1,435,363.00	-747.58
JTA ACC VEREDA CUMACO	-1,000,000.00	-520.83
OSORIO CUESTA ALFONSO	-990,340.00	-515.80
GONZALEZ LASSO JONATHAN ANTONI	-652,632.00	-339.91
DIAZ PEDRAZA HENRY ALBERTO	-537,392.00	-279.89
RVJ CONSTRUCCIONES LTDA	-424,071.00	-220.87
LEMUS OSCAR MAURICIO	-130,725.00	-68.09
Sub - total	-10,407,580,247.27	-5,420,614.71

Contingencia	(1,112,419,756.80)	(579,385.29)

Total	(11,520,000,004.07)	(6,000,000.00)

(*) Detalle de Pasivos Estimados por Pagar y Provisiones
Detalle	Tercero	Saldo Pesos	Saldo USD
Para Protección Bienes AG	Gastos de Abandono	857,955,798	446,852
Servicios/Intereses	Sismopetrol y Erazo Valencia	838,432,765	436,684
Multas y Sanciones	Dian y Ministerio de Ambiente	706,859,300	368,156
Honorarios 2013 (Ene-Jun)	Juan Carlos Robles - Mngr DCX	299,000,000	155,729
Honorarios antiguos	Baker Hughes y Jac	148,888,520	77,546
Otros	Tulio Albarracin y Enrique Barragan	45,632,500	23,767
Regalias	ANH	13,068,295	6,806
Prima de Servicios	Prima de Servicios Año 2013	6,191,690	3,225
Cesantias	Cesantias año 2013	6,191,690	3,225
Vacaciones	Vacaciones Año 2013	3,080,397	1,604
Intereses sobre cesantias	Intereses Cesantias año 2013	743,300	387
Total		2,926,044,255	1,523,981

SCHEDULE B

EXPLORATION, EXPLORATIONAND DRILLING ACTIVITIES
TO BE UNDERTAKEN BY PURCHASER

Morichito Budget - August 2013
Completion date
1	M5 Production	$ 5,203,000	1-Mar-13
1.1	Socialization with local communities	$ 76,000
1.2	Access road and bridge - civil works	$ 3,500,000
1.3	Flowline of 7 Km	$ 380,000
1.4	Loader station	$ 175,000
1.5	Surface facilities recondition	$ 145,000
1.6	MinMinas field visit	$ 10,000
1.7	Workover - sandcontrol	$ 770,000
1.8	Production start	$ 32,000
1.9	Build up test	$ 10,000
1.10	Location Maintenance	$ 30,000
1.11	Environmental field analysis	$ 75,000
2	M5B St1 Drilling + Completion	$ 5,209,573	1-May-13
	VAT	$ 718,562
2.1	Drilling	$ 3,262,915
2.1.1	Rig repairs/ inspection	$ 23,816
2.1.2	Casing/ liners/ accessories	$ 28,420
2.1.3	Wellhead / accessories	$ 21,300
2.1.4	Mobilization / demobilization	$ 990,000
2.1.5	Drilling rig- daywork	$ 609,452
2.1.6	Crew travel	$ 45,070
2.1.7	Directional drilling services	$ 189,000
2.1.8	Mud logging	$ 62,000
2.1.9	Solids control	$ 136,220
2.1.10	Cementing	$ 66,737
2.1.11	Power tongs	$ 23,050
2.1.12	Mud / chemicals	$ 117,580
2.1.13	Water	$ 16,800
2.1.14	Logging / wireline	$ 266,829
2.1.15	Coring	$ 5,008
2.1.16	Wellsite supervision	$ 99,450
2.1.17	Equipment rental	$ 44,700
2.1.18	Abandonment costs	$ 41,280
2.1.19	Drill bits	$ 41,904
2.1.20	Safety services	$ 8,250
2.1.21	Environmental/ community relations/ pma	$ 124,596
2.1.22	Welding	$ 4,200
2.1.23	Contingency	$ 237,253
2.1.24	Legal & insurance	$ 60,000
2.2	Completion	$ 1,228,097
2.2.1	Tubing / accessories	$ 64,878
2.2.2	Sand control	$ 143,688
2.2.3	Casing/ liners/ accessories	$ 194,000
2.2.4	Service rig- daywork	$ 310,180
2.2.5	Crew travel	$ 1,600
2.2.6	Cementing	$ 67,303
2.2.7	Water	$ 6,000
2.2.8	Completion fluids	$ 27,406
2.2.9	Logging / wireline	$ 141,358
2.2.10	Production testing	$ 125,340
2.2.11	Wellsite supervision	$ 13,620
2.2.12	Equipment rental	$ 55,900
2.2.13	Environmental/ community relations/ pma	$ 10,300
2.2.14	Welding	$ 7,990
2.2.15	Contingency	$ 58,534

3	Bototo Drilling + Completion	$ 4,879,174	1-May-13
	VAT	$ 672,989
3.1	Drilling	$ 2,849,170
3.1.1	Platform- acquisition - land rentals	$ 45,000
3.1.2	Platform- maintenance - includes access road	$ 45,000
3.1.3	Rig repairs/ inspection	$ 74,000
3.1.4	Casing/ liners/ accessories	$ 34,400
3.1.5	Wellhead / accessories	$ 7,220
3.1.6	Security costs	$ 21,000
3.1.7	Mobilization / demobilization	$ 806,400
3.1.8	Drilling rig- daywork	$ 448,224
3.1.9	Crew travel	$ 18,000
3.1.10	Mud logging	$ 64,000
3.1.11	Solids control	$ 117,800
3.1.12	Camp costs / crew expenses	$ 13,500
3.1.13	Cementing	$ 81,000
3.1.14	Power tongs	$ 12,000
3.1.15	Mud / chemicals	$ 87,000
3.1.16	Water	$ 12,000
3.1.17	Logging / wireline	$ 88,000
3.1.18	Wellsite supervision	$ 132,000
3.1.19	Equipment rental	$ 56,000
3.1.20	Trucking	$ 20,000
3.1.21	Abandonment costs	$ 86,200
3.1.22	Drill bits	$ 31,000
3.1.23	Fuel / consumables	$ 10,000
3.1.24	Consulting engineering services	$ 72,450
3.1.25	Safety services	$ 3,000
3.1.26	Environmental/ community relations/ pma	$ 177,000
3.1.27	Welding	$ 10,000
3.1.28	Contingency	$ 226,976
3.1.29	Legal & insurance	$ 50,000
3.2	Completion	$ 1,357,014
3.2.1	Platform- construction	$ 8,000
3.2.2	Casing/ liners/ accessories	$ 199,120
3.2.3	Tubing / accessories	$ 13,828
3.2.4	Wellhead / accessories	$ 22,628
3.2.5	Sand control	$ 143,688
3.2.6	Service rig- daywork	$ 338,844
3.2.7	Camp costs / crew expenses	$ 4,260
3.2.8	Cementing	$ 129,304
3.2.9	Mud / chemicals	$ 74,528
3.2.10	Water	$ 7,000
3.2.11	Completion fluids	$ 31,106
3.2.12	Logging / wireline	$ 68,673
3.2.13	Production testing	$ 127,010
3.2.14	Stimulation	$ 47,465
3.2.15	Wellsite supervision	$ 60,648
3.2.16	Equipment rental	$ 34,734
3.2.17	Contingency	$ 46,179

**Purchaser may drill either M5B or Bototo